UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

_____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

January 28, 2008

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Blue Holdings, Inc.
(Exact name of registrant as specified in charter)

Nevada
(State or other Jurisdiction of Incorporation or Organization)

000-33297	88-0450923
(Commission File Number)	(IRS Employer Identification No.)

5804 E. Slauson Ave., Commerce, CA 90040
(Address of Principal Executive Offices and zip code)

(323) 725-5555
(Registrant’s telephonenumber, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 28, 2008, Gary Freeman resigned from the Registrant’s Board of Directors and committees of the Registrant’s Board of Directors on which he served for personal reasons.  Mr. Freeman previously served as Chairman of the Registrant’s Audit Committee and a member of the Compensation Committee and the Governance and Nominating Committee.

The Registrant’s Board of Directors continues to be constituted by a majority of  independent directors (within the meaning of the applicable rules for companies traded on the NASDAQ Capital Market) and intends to evaluate additional candidates to fill the vacancy created by Mr. Freeman’s resignation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Blue Holdings, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Holdings, Inc.

Date: February 1, 2008	By:	/s/ Larry Jacobs
Larry Jacobs, Chief Financial Officer